AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2014

For the month of November 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.88% and a net return of 0.84%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.71% for the month.

November gross relative performance: 0.17%

Performance for periods ended November 30, 2014 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	6.46%	5.67%	3.34%	4.45%	5.24%
HIT Total Net Rate of Return	6.04%	5.21%	2.90%	4.00%	4.80%
Barclays Capital Aggregate Bond Index	5.87%	5.27%	3.00%	4.10%	4.79%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -47 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.3% of the index as of November 30, 2014.

●
Mixed performance by agency multifamily mortgage-backed securities (MBS).  Spreads to Treasuries for FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates tightened by about 4 and 6 basis points (bps), respectively. Fannie Mae multifamily DUS securities spreads varied by structure, with 10/9.5 “benchmark” DUS spreads flat and intermediate duration 7/6.5s widening by 2 bps.  The HIT had 22.4% of its portfolio invested in DUS securities across various structures as of the end of November, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -4, -15, -35, and -66 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.

AFL-CIO HOUSING INVESTMENT TRUST                               November 2014 Performance Commentary

Approximately 93% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at the end of November.

●
Weak performance by agency single family MBS (RMBS), the third worst performing major sector in the index with excess returns of -9 bps.  The HIT is underweight in RMBS with an allocation of 25.4% versus 28.9% in the Barclays Aggregate at the end of November.

Negative contributions to the HIT’s performance included:

●
The portfolio’s slightly short relative duration as interest rates fell across the yield curve. Two-, 5-, 10-, and 30-year Treasury rates dropped by 2, 13, 17, and 18 bps, respectively.  At month-end the portfolio’s duration was approximately 0.33 years shorter than the index.

●	Poor performance by municipal bonds, with yields unchanged as Treasury yields fell. The HIT holds municipal bonds, while they are not included in the Barclays Aggregate.

November 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.81%	0	5.51
Agencies	0.39%	-19	4.17
Single family agency MBS (RMBS)	0.65%	-9	4.45
Corporates	0.67%	-47	7.22
Commercial MBS (CMBS)	0.67%	6	4.21
Asset-backed securities (ABS)	0.25%	-2	2.52
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/14	11/30/14	Change
1 Month	-0.003%	0.038%	0.041%
3 Month	0.008%	0.013%	0.005%
6 Month	0.048%	0.068%	0.020%
1 Year	0.094%	0.119%	0.025%
2 Year	0.493%	0.470%	-0.023%
3 Year	0.922%	0.850%	-0.073%
5 Year	1.610%	1.481%	-0.129%
7 Year	2.040%	1.881%	-0.159%
10 Year	2.336%	2.165%	-0.171%
30 Year	3.067%	2.890%	-0.177%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.